OCC CASH RESERVES, INC.

                        SUPPLEMENT DATED MARCH 15, 2002,
                     TO THE PROSPECTUS DATED MARCH 15, 2002


                           GENERAL MUNICIPAL PORTFOLIO
                         CALIFORNIA MUNICIPAL PORTFOLIO
                          NEW YORK MUNICIPAL PORTFOLIO



     In addition to the contractual fee waiver that is currently in effect, OpCap Advisors LLC, the adviser to OCC Cash Reserves, Inc., currently intends to waive 50 basis points (.50% of average daily net assets) from its management fee on the New York Municipal Portfolio and 25 basis points (.25% of average daily net assets) from its management fees on the General Municipal Portfolio and the California Municipal Portfolio. This waiver may be terminated by OpCap Advisors LLC at any time without notice. When the voluntary fee waivers are in effect, the yield on the portfolios will be higher than it would have been in the absence of the waivers.













File No. 811-05731